Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable June 28, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0358	29%	0.2206	26%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0098	1%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0472	5%
Return of Capital	0.0892	71%	0.5974	68%
Total (per common share)	0.1250	100%	0.8750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/2019				0.32%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2019				7.46%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2019				6.02%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2019				4.35%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable July 31, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0311	25%	0.2469	25%
Net Realized Short-Term Capital Gains	0.0010	1%	0.0131	1%
Net Realized Long-Term Capital Gains	0.0018	1%	0.0509	5%
Return of Capital	0.0911	73%	0.6891	69%
Total (per common share)	0.1250	100%	1.0000	100%

Average annual total return (in relation to NAV) for the 5 years ending on 6/30/2019				-0.43%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2019				7.39%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2019				7.73%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2019				4.93%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable August 30, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0312	25%	0.2784	25%
Net Realized Short-Term Capital Gains	0.0010	1%	0.0141	1%
Net Realized Long-Term Capital Gains	0.0045	4%	0.0608	5%
Return of Capital	0.0883	70%	0.7717	69%
Total (per common share)	0.1250	100%	1.1250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2019				-0.29%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2019				7.52%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2019				6.69%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2019				5.64%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable September 30, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0323	26%	0.3165	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0108	1%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0613	5%
Return of Capital	0.0927	74%	0.8614	69%
Total (per common share)	0.1250	100%	1.2500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2019				-2.11%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2019				7.83%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2019				3.06%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2019				6.53%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable October 31, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0323	26%	0.3488	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0079	1%
Net Realized Long-Term Capital Gains	0.0032	2%	0.0676	5%
Return of Capital	0.0895	72%	0.9507	69%
Total (per common share)	0.1250	100%	1.3750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2019				-1.36%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2019				7.71%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2019				5.48%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2019				7.07%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable November 29, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0327	26%	0.3168	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0091	1%
Net Realized Long-Term Capital Gains	0.0923	74%	0.2753	22%
Return of Capital	0.0000	0%	0.6488	52%
Total (per common share)	0.1250	100%	1.2500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 10/31/2019				-1.75%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2019				8.05%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2019				1.72%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2019				6.71%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

5100 W. 115th Place, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com